Exhibit 99.10

                          CHISHOLM & ASSOCIATES
                       CERTIFIED PUBLIC ACCOUNTANTS
    A Professional            P.O. Box 540216             OFFICE (801) 292-8756
     Corporation      North Salt Lake, Utah 84054-0216     Fax (801) 292-8809


February  26,  2004

Securities  and  Exchange  Commission
Washington,  DC  20549

Re:  Worldwide  Wireless  Networks,  Inc.

Gentlemen:

We have read Item 4 "CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS" contained in Worldwide Wireless Networks, Inc.'s 8-K and are in agreement with the statements contained therein, as they relate to our firm.


Very  truly  yours,


/s/Chisholm  &  Associates
---------------------------------------
Chisholm  &  Associates
North  Salt  Lake,  Utah


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